UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

Vanguard Natural Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33756	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, Vanguard Natural Resources, LLC ( “Old Vanguard”) and certain subsidiaries (such subsidiaries, together with Old Vanguard, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases were administered under the caption In re Vanguard Natural Resources, et al.

On July 18, 2017, the Bankruptcy Court entered an order pursuant to the Bankruptcy Code, which approved and confirmed the Debtors’ Modified Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”). On August 1, 2017 (the “Effective Date”), Old Vanguard transferred all of its assets to Vanguard Natural Resources, Inc. (the “Company”). The Debtors satisfied the conditions to effectiveness and emerged from their Chapter 11 Cases. On the Effective Date, the Company became the successor issuer to Old Vanguard for purposes of and pursuant to Rule 15d-5 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On August 9, 2017, the Company completed the issuance of warrants (the “Common Unit New Warrants”) to purchase the Company’s common stock, par value $0.001 to holders of Old Vanguard’s common units. As of that time, pursuant to Rule 12g-3(a) of the Exchange Act, the Common Unit New Warrants are deemed to be registered under Section 12(g) of the Exchange Act. The Company remains subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will continue to file reports and other information with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: August 15, 2017		(Principal Financial Officer and Principal Accounting Officer)